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                                                                     EXHIBIT 23a

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-13208, 33-51309, 33-50199, 333-02763, and 333-76020 of Public Service
Electric and Gas Company (the "Company") on Form S-3 of our report dated February 17, 2004, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2003.


/s/ Deloitte & Touche LLP
Parsippany, New Jersey

February 25, 2004